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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549
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                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


                Date of Report (Date of earliest event reported)
                                November 23, 1999



                             WINN-DIXIE STORES, INC.
             (Exact name of registrant as specified in its charter)


          Florida                        1-3657                  59-0514290
(State or other jurisdiction of   (Comission File Number)       (IRS Employer
 incorporation or organization)                              Identification No.)


  5050 Edgewood Court, Jacksonville, Florida               32254-3699
   (Address of principal executive offices)                (Zip Code)


                                 (904) 783-5000
              (Registrant's telephone number, including area code)



                                   Unchanged
              (Former name, former address and former fiscal year,
                         if changed since last report)

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Item 5.  Other Events

By press release dated November 23, 1999, Winn-Dixie Stores, Inc. announced the election of Allen R. Rowland as President, Chief Executive Officer, and a Director of Winn-Dixie Stores, Inc. effective November 23, 1999. Reference is made to the press release of Registrant, issued on November 23, 1999, which is incorporated herein by this reference.


Item 7.  Financial Statements and Exhibits

   (a) Financial statements of business acquired: Not applicable

   (b) Pro forma financial information: Not applicable

   (c) Exhibits:

           99.1 Winn-Dixie Stores, Inc. Press Release dated November 23, 1999





                                   SIGNATURES

         Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




Date:   November 23, 1999                              Winn-Dixie Stores, Inc.

                                                 By: /s/ A. DANO DAVIS
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                                                         A. Dano Davis
                                                           Chairman